UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 16, 2008
(Date of earliest event reported)

Uniprop Manufactured Housing Communities Income Fund
(Exact name of registrant as specified in its charter)

Michigan		38-2593067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Daines Street, Suite 300, Birmingham, MI 48009
(Address of principal executive offices) (Zip Code)

248-645-9220
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Uniprop Manufactured Housing Communities Income Fund (the “Fund”) owns a total of four manufactured housing communities in Florida, Minnesota, and Michigan.

As disclosed in our Form 8-K dated December 7, 2007, Aztec Estates has been and continues to be offered for sale, although no offers to purchase the property have been received to date. On January 11, 2008, the Fund’s General Partner resolved to offer for sale the Fund’s remaining three manufactured housing communities, Old Dutch Farms, Kings Manor, and Park of Four Seasons.

In the General Partner’s opinion, this action is necessary to comply with the present or future requirements of the Fund’s mortgage lender.

If the sale of the properties is successfully completed, the final liquidation of the Fund will follow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
(Registrant)

Dated: January 16, 2008

	By:	P.I. Associates Limited Partnership,
General Partner

	By:	/s/ Joel Schwartz
Joel Schwartz, Principal Financial Officer